SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                November 16, 2007

                           AIR INDUSTRIES GROUP, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                       000-29245                    20-4458244
    --------                       ---------                    ----------
    State of                       Commission                   IRS Employer
    Incorporation                  File Number                  I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
                 ----------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations or Financial Conditions

      On November 16, 2007, the Registrant issued a press release reporting on its results of operations for the nine months ended November 30, 2007 and its financial condition as of November 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

      On November 16, 2007, the Registrant issued a press release reporting on its results of operations for the nine months ended November 30, 2007 and its financial condition as of November 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

      The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. Exhibits.

99.1 Press Release: Air Industries Group Reports Record Revenues, Net Income and EBITDA in Third Quarter 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2007

                                       AIR INDUSTRIES GROUP, INC.


                                       By: /s/ Peter D. Rettaliata
                                           -------------------------------------
                                           Peter D. Rettaliata
                                           President and Chief Executive Officer

EXHIBIT INDEX

--------------------------------------------------------------------------------
99.1 Press Release: Air Industries Group Reports Record Revenues, Net Income and EBITDA in Third Quarter 2007.
--------------------------------------------------------------------------------